Exhibit 21.1

APARTMENT INCOME REIT CORP.

LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIC REIT PROPERTIES LLC	DE
AIMCO 1582 FIRST AVENUE, LLC	DE
AIMCO 159 FIRST STREET, LLC	DE
AIMCO 182-188 COLUMBUS AVENUE, LLC	DE
AIMCO 21 FITZSIMONS LICENSE, LLC	DE
AIMCO 21 FITZSIMONS, LLC	DE
AIMCO 234 EAST 88TH ST, LLC	DE
AIMCO 240 WEST 73RD STREET CO-OWNER, LLC	DE
AIMCO 240 WEST 73RD STREET, LLC	DE
AIMCO 270 THIRD STREET, LLC	DE
AIMCO 306 EAST 89TH STREET, LLC	DE
AIMCO 311/313 EAST 73RD STREET, LLC	DE
AIMCO 3131 WALNUT STREET MEMBER I, LLC	DE
AIMCO 3131 WALNUT STREET MEMBER II, LLC	DE
AIMCO 3131 WALNUT STREET, LLC	DE
AIMCO 322 EAST 61ST STREET, LLC	DE
AIMCO 452 EAST 78TH STREET PROPERTY, LLC	DE
AIMCO 464-466 AMSTERDAM 200-210 WEST 83RD STREET, LLC	DE
AIMCO 50 ROGERS STREET, LLC	DE
AIMCO 510 EAST 88TH STREET PROPERTY, LLC	DE
AIMCO 514 EAST 88TH STREET, LLC	DE
AIMCO 518 EAST 88TH ST, LLC	DE
AIMCO 777 SOUTH BROAD MEMBER, LLC	DE
AIMCO 777 SOUTH BROAD, LLC	DE
AIMCO 88TH STREET/SECOND AVENUE PROPERTIES, LLC	DE
AIMCO AVERY ROW, LLC	DE
AIMCO BALAYE APARTMENTS I, LLC	DE
AIMCO BENT TREE, LLC	DE
AIMCO BOSTON LOFTS, L.P.	DE
AIMCO BRIAR RIDGE GP, LLC	DE
AIMCO BRIAR RIDGE, LLC	DE
AIMCO BROADWAY LOFTS GP, LLC	DE
AIMCO BROADWAY LOFTS, L.P.	DE
AIMCO BUENA VISTA APARTMENTS GP, LLC	DE
AIMCO BUENA VISTA APARTMENTS, LLC	DE
AIMCO BURKSHIRE COMMONS GP, LLC	DE
AIMCO CALHOUN CLUB, L.L.C.	DE
AIMCO CALHOUN, INC.	DE
AIMCO CALHOUN, L.L.C.	DE
AIMCO CANYON TERRACE GP, LLC	DE
AIMCO CANYON TERRACE, L.P.	DE
AIMCO CHANTILLY GP, LLC	DE

AIMCO CHESTNUT HALL GP, LLC	DE
AIMCO CHESTNUT HALL LIMITED PARTNERSHIP	DE
AIMCO COLUMBUS AVE., LLC	DE
AIMCO EASTPOINTE, LLC	DE
AIMCO ELM CREEK TOWNHOMES TWO, LLC	DE
AIMCO FITZSIMONS 3A LESSEE, LLC	DE
AIMCO FITZSIMONS 3A LESSOR, LLC	DE
AIMCO FITZSIMONS 3A, LLC	DE
AIMCO FLAMINGO HEALTH CLUB, LLC	DE
AIMCO FOXCHASE GP, LLC	DE
AIMCO FOXCHASE, L.P.	DE
AIMCO FRAMINGHAM, LLC	DE
AIMCO GARDENS GP LLC	DE
AIMCO GP LA, L.P.	DE
AIMCO GRANADA, L.L.C.	DE
AIMCO HORIZONS WEST APARTMENTS, LLC	DE
AIMCO INDIGO GP, LLC	DE
AIMCO INDIGO, LLC	DE
AIMCO IPLP, L.P.	DE
AIMCO LA QRS, INC.	DE
AIMCO LEAHY SQUARE APARTMENTS, LLC	DE
AIMCO LOCUST ON THE PARK MEMBER I, LLC	DE
AIMCO LOCUST ON THE PARK MEMBER II, LLC	DE
AIMCO LOCUST ON THE PARK, LLC	DE
AIMCO LP LA, LP	DE
AIMCO MADERA VISTA, LLC	DE
AIMCO MALIBU CANYON, LLC	DE
AIMCO MERRILL HOUSE, L.L.C.	DE
AIMCO MEZZO, LLC	DE
AIMCO MONTEREY GROVE APARTMENTS TIC 2, LLC	DE
AIMCO MONTEREY GROVE APARTMENTS, LLC	DE
AIMCO NORTH ANDOVER, L.L.C.	DE
AIMCO ONE ARDMORE PLACE MEMBER I, LLC	DE
AIMCO ONE ARDMORE PLACE MEMBER II, LLC	DE
AIMCO ONE ARDMORE PLACE, LLC	DE
AIMCO ONE CANAL, LLC	DE
AIMCO OPPORTUNITY FUND 3A, LP	DE
AIMCO OPPORTUNITY FUND 3A-2, LP	DE
AIMCO OPPORTUNITY ZONE 3A BUSINESS, LP	DE
AIMCO PACIFICA GP, LLC	DE
AIMCO PACIFICA PARK, LLC	DE
AIMCO PALAZZO ACQUISITION, LLC	DE
AIMCO PARK LA BREA HOLDINGS, LLC	DE
AIMCO PARK LA BREA SERVICES, LLC	DE
AIMCO PARK LA BREA, INC.	MD
AIMCO PLEASANT STREET, LLC	DE

AIMCO PROPERTIES FINANCE CORP.	DE
AIMCO PROPERTIES FINANCE PARTNERSHIP, L.P.	DE
AIMCO PROPERTIES, L.P.	DE
AIMCO PROSPECT 400 GP, LLC	DE
AIMCO PROSPECT 400, L.P.	DE
AIMCO RIVER CLUB, LLC	DE
AIMCO ROBIN DRIVE GP, LLC	DE
AIMCO ROBIN DRIVE, L.P.	DE
AIMCO SAN BRUNO APARTMENTS PARTNERS, LLC	DE
AIMCO SCOTCHOLLOW APARTMENTS GP, LLC	DE
AIMCO SCOTCHOLLOW APARTMENTS, L.P.	DE
AIMCO SERVICE COMPANY, LLC	DE
AIMCO SOUTHSTAR LOFTS MEMBER I, LLC	DE
AIMCO SOUTHSTAR LOFTS MEMBER II, LLC	DE
AIMCO SOUTHSTAR LOFTS, LLC	DE
AIMCO SUBSIDIARY REIT I, LLC	DE
AIMCO SUBSIDIARY REIT II, LLC	DE
AIMCO SUNSET ESCONDIDO, L.L.C.	DE
AIMCO TOWNSHIP AT HIGHLANDS APARTMENTS, LLC	DE
AIMCO TREMONT, LLC	DE
AIMCO VANTAGE POINTE, L.L.C.	DE
AIMCO VENEZIA, LLC	DE
AIMCO VILLA DEL SOL, L.P.	DE
AIMCO WATERWAYS VILLAGE, LLC	DE
AIMCO WAVERLY, LLC	DE
AIMCO WEXFORD VILLAGE II, L.L.C.	DE
AIMCO/BETHESDA HOLDINGS, INC.	DE
AIMCO/BLUFFS, L.L.C.	DE
AIMCO/BRANDYWINE, L.P.	DE
AIMCO/CHICKASAW, L.L.C.	DE
AIMCO/LAKE RIDGE, L.L.C.	DE
AIMCO/LEXINGTON, L.L.C.	DE
AIMCO/NASHUA, L.L.C.	DE
AIMCO/PARK TOWNE PLACE ASSOCIATES GP, LLC	DE
AIMCO/SOUTHRIDGE, L.L.C.	DE
AIMCO/SWAP, L.L.C.	DE
AIMCO/WESTRIDGE, L.L.C.	DE
AIMCO-GP, INC.	DE
AIR PROPERTY MANAGEMENT, LLC	DE
AIR PROPERTY MANAGEMENT TRS, LLC	DE
AIVCAP I GP LLC	DE
AIVCAP I LP	DE
BAY PARC PLAZA APARTMENTS, L.P.	DE
BAYBERRY HILL, L.L.C.	DE
BRIARCLIFF-OXFORD ASSOCIATES LLC	MI
BROAD RIVER PROPERTIES, L.L.C.	DE

BURKSHIRE COMMONS APARTMENTS PARTNERS, L.P.	DE
CALMARK HERITAGE PARK II LIMITED PARTNERSHIP	CA
CAMARILLO-ROSEWOOD ASSOCIATES LIMITED PARTNERSHIP	CA
CCIP STERLING, L.L.C.	DE
CCIP STERLING, L.P.	PA
CENTURY PROPERTIES FUND XVII, LP	DE
CHANTILLY PARTNERS LIMITED PARTNERSHIP	VA
CHICKASAW-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
CONGRESS REALTY COMPANIES LIMITED PARTNERSHIP	MA
CONGRESS REALTY CORP.	MA
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP, SERIES A	DE
COOPER RIVER PROPERTIES, L.L.C.	DE
CPF CREEKSIDE, LLC	DE
CRC CONGRESS REALTY CORP.	MA
FLAMINGO SOUTH ACQUISITIONS, LLC	DE
FOUR QUARTERS HABITAT APARTMENTS ASSOCIATES, LTD.	FL
FOX CAPITAL MANAGEMENT CORPORATION	CA
FOX PARTNERS	CA
FOX REALTY INVESTORS	CA
GEORGETOWN 20Y APARTMENTS, L.L.C.	DE
GP-OP PROPERTY MANAGEMENT, LLC	DE
HC/OAC, L.L.C.	MD
HERITAGE PARK INVESTORS, INC.	CA
HUNT CLUB PARTNERS, L.L.C.	MD
IPLP ACQUISITION I LLC	DE
LA BROADCAST CENTER GP LLC	DE
LA BROADCAST CENTER QRS INC.	DE
LA CRESCENT GARDENS GP LLC	DE
LA CRESCENT GARDENS LP	DE
LA CRESCENT GARDENS QRS INC.	DE
LA HILLCRESTE APARTMENTS LLC	DE
LA INDIAN OAKS GP LLC	DE
LA INDIAN OAKS LLC	DE
LA LAKES GP LLC	DE
LA LAKES LP	DE
LA LAKES QRS INC.	DE
LA MALIBU CANYON GP LLC	DE
LA MALIBU CANYON LLC	DE
LA MALIBU CANYON QRS INC.	DE
LA PARK LA BREA A LLC	DE
LA PARK LA BREA B LLC	DE
LA PARK LA BREA C HOLDINGS 1 LLC	DE
LA PARK LA BREA C HOLDINGS 2 LLC	DE
LA PARK LA BREA C LLC	DE
LA PARK LA BREA C MEMBER LLC	DE
LA PARK LA BREA LLC	DE

LAC PROPERTIES GP II LIMITED PARTNERSHIP	DE
LAC PROPERTIES GP III LIMITED PARTNERSHIP	DE
LAC PROPERTIES OPERATING PARTNERSHIP, L.P.	DE
LAC PROPERTIES QRS II INC.	DE
LAC PROPERTIES QRS III INC.	DE
LAKE RIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
LAKERIDGE-ISLAND CLUB APARTMENTS PARTNERS, L.P.	DE
LEXINGTON-OXFORD ASSOCIATES L.P.	IN
LINCOLN MARINERS ASSOCIATES LIMITED	CA
LINCOLN PLACE APARTMENTS MT GP, LLC	DE
LINCOLN PLACE APARTMENTS MT, LP	DE
LINCOLN PROPERTY COMPANY NO. 409, LTD.	CA
MADISON RIVER PROPERTIES, L.L.C.	DE
MAERIL, INC.	DE
MAYER BEVERLY PARK LIMITED PARTNERSHIP	CA
MCZ/CENTRUM FLAMINGO II, L.L.C.	DE
MCZ/CENTRUM FLAMINGO III, L.L.C.	DE
MONROE-OXFORD ASSOCIATES LLC	DE
MORTON TOWERS APARTMENTS, L.P.	DE
MORTON TOWERS HEALTH CLUB, LLC	DE
NASHUA-OXFORD-BAY ASSOCIATES LIMITED PARTNERSHIP	MD
NATIONAL BOSTON LOFTS ASSOCIATES, LLLP	CO
NHP-HG FOUR, INC.	VA
NHPMN MANAGEMENT, L.P.	DE
NHPMN MANAGEMENT, LLC	DE
NHPMN-GP, INC.	DE
NPI EQUITY INVESTMENTS II, INC.	FL
OAC INVESTMENT, INC.	MD
OAC L.L.C.	MD
OAC LIMITED PARTNERSHIP	MD
OAMCO XI, L.L.C.	DE
OAMCO XIX, L.L.C.	DE
OAMCO XIX, L.P.	DE
OP PROPERTY MANAGEMENT, L.P.	DE
OP PROPERTY MANAGEMENT, LLC	DE
OXFORD APARTMENT COMPANY, INC.	MD
OXFORD ASSOCIATES ‘84 LIMITED PARTNERSHIP	MD
OXFORD EQUITIES CORPORATION III	DE
OXFORD INVESTMENT CORPORATION	MD
OXFORD INVESTMENT II CORPORATION	MD
OXFORD MANAGERS I LIMITED PARTNERSHIP	MD
OXFORD PARTNERS X, L.L.C.	MD
PARK LA BREA ACQUISITION, LLC	DE
PARK TOWNE PLACE ASSOCIATES LIMITED PARTNERSHIP	DE
REEDY RIVER PROPERTIES, L.L.C.	DE
RI-15 GP, LLC	DE

RI-15 LIMITED PARTNERSHIP	DC
RIVER LOFT APARTMENTS LIMITED PARTNERSHIP	PA
RIVER LOFT ASSOCIATES LIMITED PARTNERSHIP	MA
SOUTHRIDGE-OXFORD LIMITED PARTNERSHIP	MD
THE OAK PARK PARTNERSHIP LIMITED PARTNERSHIP	IL
TUJUNGA GARDENS LIMITED PARTNERSHIP	CA
WATERS LANDING PARTNERS, L.L.C.	MD
WESTRIDGE-OXFORD LIMITED PARTNERSHIP	MD
WL/OAC, L.L.C.	MD
ZIMCO XI L.L.C.	MD
ZIMCO XVIII L.L.C.	MD
ZIMCO/CHANTILLY CORPORATION	MD
ZIMCO/MONROE CORPORATION XI	MD